Quality endures. Fourth Quarter & Year-End 2014 January 27, 2015 UMB Financial Exhibit 99.2

Cautionary Notice about Forward-Looking Statements

This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,”
“estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-
tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations.
All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form
10-K for the year ended December 31, 2013, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-
K, or other applicable documents that are filed or furnished with the Securities and Exchange Commission (SEC).
Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made. You, however, should consult further disclosures (including disclosures of a forward-looking nature)
that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form
8-K, or other applicable document that is filed or furnished with the SEC.

Performance Highlights

Earnings Summary – 4Q 2014
$ in thousands, except per-share data; unaudited

4Q'14 4Q'13 3Q'14 vs. 4Q'13 vs. 3Q'14
Net Interest Income 90,914 $      85,914 $      87,526 $      5.8             3.9
Noninterest Income 115,248       135,607       126,475       (15.0)          (8.9)
Total Revenue 206,162       221,521       214,001       (6.9)            (3.7)
Noninterest Expense 166,713       170,426       161,461       (2.2)            3.3
Income Before Provision & Taxes 39,449         51,095        52,540        (22.8)          (24.9)
Provision for loan losses 3,000          4,000          4,500          (25.0)          (33.3)
Income before Taxes 36,449         47,095        48,040        (22.6)          (24.1)
Income Tax Provision 9,509          12,432        12,410        (23.5)          (23.4)
Net Income 26,940 $      34,663 $      35,630 $      (22.3)          (24.4)
Diluted EPS 0.59 $         0.77 $         0.78 $         (23.4) (24.4)
Dividends per share 0.235          0.225          0.225          4.4 4.4
WASO 44,920,106 44,511,742 44,890,309 0.9 0.1
% variance

Earnings Summary – Full-Year 2014
$ in thousands, except per-share data; unaudited

2014 2013 2012 '14 to '13 '13 to '12
Net Interest Income 350,055 $    333,269 $    320,056 $    5.0             4.1
Noninterest Income 498,688       491,833       458,122       1.4             7.4
Total Revenue 848,743       825,102       778,178       2.9             6.0
Noninterest Expense 666,926       624,178       590,454       6.8             5.7
Income Before Provision & Taxes 181,817       200,924       187,724       (9.5)            7.0
Provision for loan losses 17,000         17,500        17,500        (2.9)            -
Income before Taxes 164,817       183,424       170,224       (10.1)          7.8
Income Tax Provision 44,162         49,459        47,507        (10.7)          4.1
Net Income 120,655 $    133,965 $    122,717 $    (9.9)            9.2
Diluted EPS 2.65 $         3.20 $         3.04 $         (17.2) 5.3
Dividends per share 0.910          0.870          0.830          4.6 4.8
WASO 44,844,578 41,275,839 40,034,428 8.6 3.1
Variance

9.08%
6.13%
8.77% 8.77%
6.47%
0.89%
0.58%
0.89%
0.90%
0.66%
4Q'13 1Q'14 2Q'14 3Q'14 4Q'14
Return on Avg Equity Return on Avg Assets
73.64%
79.67%
73.32%
72.25%
77.46%
2.51%
2.39%
2.53% 2.53%
2.52%
4Q'13 1Q'14 2Q'14 3Q'14 4Q'14
Efficiency Ratio Net Interest Margin
Performance Metrics
ROAE/ROAA
Efficiency Ratio/NIM

4
th
Quarter 2014
Average Balance, AFS:
$6.8 billion
Average Yield:
1.84%
Investment Mix
Securities Available for Sale,
At December 31, 2014
Agencies
High Quality Investment Portfolio

Corporates
Municipals
Mortgage-Backed Securities
Treasuries
AFS Portfolio Statistics
47.4%
29.0%
14.3%
7.5%
1.8%
Roll off Purchased
($ millions)
Yield
($ millions)
Yield
1Q'14 $528 1.53% $618 1.26%
2Q'14 $275 2.23% $560 1.35%
3Q'14 $244 1.98% $311 1.45%
4Q'14 $285 2.12% $382 1.55%
Scheduled Cash Flow
1Q'15 $335 2.06%
Next 12 months
$1,238 1.79%
Securities Gains $ in thousands
4Q'13 (10) $
1Q'14 1,470 $
2Q'14 2,569 $
3Q'14 26 $
4Q'14 62 $
Duration/Life
(in months)
at 12/31/14 at 09/30/14
Avg. Life Total 43.62 45.15
Duration Total 37.71 40.20

38.8%
42.2%
38.0%
41.4%
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
Interest Bearing Non-Interest Bearing
Deposit Growth
Deposits & % of Free Funds
At period end; $ billions
4Q’14
Cost of Funds   0.15%
Including DDA   0.09%

$10.2
$13.6
$11.7
$13.6

Select Balance Sheet Items

$ in thousands, average balances; unaudited
vs. Dec '13 vs. Sep '14
Avg. Balance Avg. Balance Avg. Balance
Assets
Loans, net of unearned interest 7,320,930 $   3.49       6,483,711 $   3.62       6,996,363 $   3.50       12.9 4.6
Total securities 7,155,056      1.91       6,969,863      1.97       6,992,618      1.92       2.7 2.3
Total earning assets 15,150,747    2.61       14,453,720    2.60       14,575,849    2.62       4.8 3.9
Allowance for loan losses (77,527)         (75,135)         (77,347)         3.2 0.2
Total assets 16,231,622 $ 15,533,761 $ 15,638,322 $ 4.5 3.8
Liabilities and Shareholders' Equity
Interest-bearing deposits 7,446,164 $   0.16       7,795,495 $   0.15       7,444,093 $   0.16       (4.5) 0.0
Total interest-bearing liabilities 8,988,438      0.15       8,973,635      0.14       8,797,486      0.15       0.2 2.2
Noninterest-bearing demand deposits 5,403,856      4,903,429      5,060,662      10.2 6.8
Shareholders' Equity 1,651,969      1,514,145      1,612,470      9.1 2.4
Total liabilities and shareholders' equity 16,231,622 $ 15,533,761 $ 15,638,322 $ 4.5 3.8
Net interest spread 2.46 2.47 2.47
Net interest margin 2.52 2.51 2.53
% variance
December 31, 2014 December 31, 2013 September 30, 2014
Avg Yield
/ Rate %
Avg Yield
/ Rate %
Avg Yield
/ Rate %
Three Months Ended

Consistent Loan Growth 5 Year CAGR 11.1% 10 Average Loans & Loan Yields $4.6 $4.9 $5.4 $6.5 $7.3 4.81% 4.45% 4.01% 3.62% 3.49% Average Loans, Net of Unearned Interest Average Loan Yield

$4,187
$3,737
$3,713
$3,985
$4,176
0.26%
0.23%
0.22%
0.23% 0.23%
4Q'13 1Q'14 2Q'14 3Q'14 4Q'14
Net Charge-offs NCOs/Avg Loans
Quality Credit Metrics
Net Charge-Offs
$000’s

$30,706
$30,153
$27,175
$32,662
$27,382
0.47%
0.45%
0.39%
0.46%
0.37%
4Q'13 1Q'14 2Q'14 3Q'14 4Q'14
Nonperforming Loans NPLs/Loans
Nonperforming Loans
$000’s

14.11%
13.29%
Industry Median
UMB

$1.65
$1.03
4Q'09
4Q'14

12.45
12.20
11.92
14.43
14.04
11.30 11.20
11.05
13.61
13.29
6.56
6.71 6.81
8.41
8.72
2010 2011 2012 2013 2014
Total Risk-Based Capital Tier 1 Capital Tier 1 Leverage
Tier 1 Capital Ratio vs. Industry
4Q 2014

Average Equity
($ billions)
5 yr
CAGR
10.0%
Capital Ratio Trends
Industry Median as of 3Q14; Source: SNL Financial
Balance Sheet – Strong Capital Position

Millions
4Q'09
2Q'10
4Q'10
2Q'11
4Q'11
2Q'12
4Q'12
2Q'13
4Q'13
2Q'14
4Q'14

59.9%
18.6%
15.0%
4.2%
3.1%
2.3%
0.7%
0.1%
Bankcard Fees
Noninterest Income Highlights – 4Q 2014
5 Year
CAGR
15.0%
Trust & Securities Processing Composition:
Trading & Investment Banking
Other
Deposit Service Charges
Trust & Securities Processing
Brokerage Fees
Gains on Sale of Securities
($ millions)
Insurance Fees

Source of income: 4Q'14 4Q'13
Institutional Investment Mgmt.
$29.1 $34.3
Asset Servicing
$22.2 $20.5
Bank (inst. & personal asset mgmt.)
$17.8 $16.9
$69.1 $71.7
Excludes ($4,487) from Equity Earnings on Alternative Investments, which represents (3.9%) of noninterest income
$34.4
$46.3
$51.1
$58.3
$71.7
$69.1
Trust & Securities Processing Revenue

57.8%
17.1%
13.5%
3.9%
3.4%
2.2%
0.8%
0.8%
0.6%
Bankcard Fees
Noninterest Income Highlights – Full-Year 2014
Trust & Securities Processing Composition:
Equity Earnings/Alternatives
Trading & Investment Banking
Other
Deposit Service Charges
Trust & Securities Processing
Brokerage Fees
Gains on Sale of Securities
($ millions)
Insurance Fees

Source of income: 2014 2013
Institutional Investment Mgmt.
$130.5 $124.5
Asset Servicing
$88.1 $79.7
Bank (inst. & personal asset mgmt.)
$69.5 $61.7
$288.1 $265.9
$120.5
$160.4
$208.4
$225.1
$265.9
$288.1 5 Year
CAGR
19.0%
Trust & Securities Processing Revenue

millions
Coverage Ratio
2009
2010
2011
2012
2013
2014

0%
20%
40%
60%
80%
100%
$100
$200
$300
$400
$500
$600
$700
Salary/Benefit Expense Noninterest Income
Total Noninterest Expense Coverage Ratio*
Non-Int
Expense
5yr
CAGR
7.7%
Noninterest Expense
4th Quarter noninterest expense decreased 2.2%, or $3.7 million, to $166.7 million vs. 4Q’13
Salary
5yr
CAGR
8.3%
Non-Int
Income
5yr
CAGR
10.0%
Managed FTE Costs; Growing Noninterest Income

* Noninterest Income/Noninterest Expense
Demonstrating Annual
Operating Leverage
Full-year 2014 noninterest expense increased 6.8%, or $42.7 million, to $666.9 million vs. 2013
Primary drivers:
• Contingency reserve expense related to Prairie Capital Management was $20.3 million in 2014 versus $0 in 2013
• Salary and benefit expense increased $18.9 million, or 5.6%
• Equipment expense increased by $4.4 million, or 8.9%
Primary drivers:
• Other expense decreased by $9.7 million, or 64.8%, primarily due to a $7.7 million decrease in fair value adjustments on contingent consideration liabilities.
• Processing fees decreased $1.4 million, or 9.6%, driven by reduced distribution fees paid by Scout

Business Segment Updates

$8.5
$9.6
$10.5
$11.9
$12.7
33.1%
35.6%
40.5%
39.5%
40.9%
2010 2011 2012 2013 2014
Interest Bearing Non-Interest Bearing
$4.5
$4.8
$5.3
$6.2
$7.0
2010 2011 2012 2013 2014
Bank

Average Net Loans
$ in billions
5 yr
CAGR
9.7%
5 yr
CAGR
10.8%
Average Deposits
$ in billions
Net loans grew for the 19
consecutive quarter, increasing by
14.6% year-over-year to $7.4 billion
AUM for individual and institutional
bank clients stood at $11.6 billion at
year-end and its 5-year compound
annual growth rate is 20.8%
Private Banking average loans
increased 31.5% to $428.2 million vs.
4Q’13
4   Quarter 2014 Highlights
% Change % Change
Y/Y Y/Y
2014 2013 2014 2013
Net interest income 292,357 $  285,112 $  2.5% 75,862 $    73,874 $    2.7%
Provision for loan losses 9,175 5,535 65.8% 1,617 1,765 -8.4%
Noninterest income 194,223 210,535 -7.7% 42,380 62,406 -32.1%
Noninterest expense 405,065 376,307 7.6% 97,070 99,080 -2.0%
NI before taxes 72,340 113,805 -36.4% 19,555 35,435 -44.8%
Income tax expense 19,487 28,548 -31.7% 5,158 8,918 -42.2%
Net income 52,853 $    85,257 $    -38.0% 14,397 $    26,517 $    -45.7%
pre-tax profit margin 14.9% 23.0% 16.5% 26.0%
12 mos Ended
December 31,
3 mos Ended
December 31,
Bank Segment Results $ in 000s, unaudited
th
th

Bank - Lending

Diverse Loan Book
(Actual Loan Balances at December 31)
*includes C&I, real estate construction and leases
45.2%
55.0%
28.3%
25.0%
10.4%
$5.0B
$6.5B
8.6%
8.9%
$5.7B
$7.5B
5.7%
4.2%
4.3%
3.0%
$4.6B
1.4%
2010 2011 2012 2013 2014
Commercial & Industrial* Commercial Real Estate Home Equity Credit Card Consumer Real Estate Consumer - Other

Bank - Deposits
Diverse Sources of Deposits
(Average Deposits for 12 Months Ended December 31)

29.9%
33.3%
40.3%
24.9%
8.1%
9.8%
4.6%
6.8%
7.0%
6.8%
2.4%
6.2%
4.2%
2.8%
7.5%
4.5%
$8.5B
$9.6B
$10.5B
$11.9B
$12.7B
0.7%
0.2%
2010 2011 2012 2013 2014
Commercial/Treasury Mgmt Consumer Banking Asset Servicing
Private Wealth Mgmt Institutional Asset Mgmt Healthcare Svcs
Small Business Banking Inst. Banking & Investor Services Other

$3.49
$3.75
$4.19
$5.09
$5.74
2010 2011 2012 2013 2014
Commercial Loans By Region
Average C&I and CRE Loan Balances for Twelve Months Ended December 31
47.8%
45.9%
44.1%
42.6% 42.1%
0%
50%
100%
2010 2011 2012 2013 2014
KC CO STL Greater MO KS OK AZ NE TX
Bank – Commercial Banking
High Growth Regions
2014 vs. 2013
• Texas    +493.9%
• Arizona +41.1%
• Kansas +13.7%
Loan Balances
$ in billions, Average C&I and CRE Loan Balances for Twelve Months Ended December 31
5 yr
CAGR
11.1%

Bank – Private Wealth Mgmt. & Consumer Banking

$436 $533 $574 $566 $644
$479
$559
$608
$663
$755
47.7%
48.8% 48.5%
46.1% 46.0%
2010 2011 2012 2013 2014
Balances Unused Commitments Utilization
$7.4B
$7.6B
$8.8B
$10.2B
$11.6B
$0.91B
$1.09B
$1.18B
$1.23B
$1.40B
Home Equity Lines of Credit
$ in millions
Assets Under Management
$ in millions
$5,490
$5,366
$6,390
$7,044
$7,610
$1,744
$2,035
$2,219
$2,853
$3,603
$152
$188
$226
$351
$419
2010 2011 2012 2013 2014
Private Wealth & Institutional Asset Mgmt Prairie Capital Management Brokerage Assets

$31.2
$32.2
$32.4
$30.6
$31.2
4Q'13 1Q'14 2Q'14 3Q'14 4Q'14
Institutional Investment Management

Total Scout Assets Under Management
$ in billions
Reams was selected by Russell
Investments to replace PIMCO in
a $2.7B sub-advised mandate
covering our Low Duration and
Core Plus products
Assets under management have
grown at a 4-year CAGR of
11.9% since the acquisition of
Reams at the end of 2010.
4   Quarter 2014 Highlights
Institutional Investment Management Segment Results
$ in 000s, unaudited
% Change % Change
Y/Y Y/Y
2014 2013 2014 2013
Net Interest income (3) $            (32) $          90.6% - $             (10) $          100.0%
Noninterest income 131,226      126,442      3.8% 29,212       34,892       -16.3%
Noninterest expense 92,008       88,336       4.2% 23,156       29,582       -21.7%
NI before taxes 39,215       38,074       3.0% 6,056         5,300         14.3%
Income tax expense 10,331       10,002       3.3% 1,445         1,127         28.2%
Net income 28,884 $     28,072 $     2.9% 4,611 $      4,173 $      10.5%
pre-tax profit margin 29.9% 30.1% 20.7% 15.2%
December 31,
12 mos Ended 3 mos Ended
December 31,
th

4Q'14
($2,314.6)
$2,976.0
($166.3)
$55.6
3Q'14
($645.6)
($1,366.6)
($18.6)
$263.8
2Q'14
($1,287.0)
$908.9
$455.4
$153.4
1Q'14
$1,030.6
($331.0)
$47.7
$248.8
4Q'13
$829.9
$1,062.2
($120.3)
$86.8
-$2,700
-$1,700
-$700
$300
$1,300
$2,300
$3,300
Equity Flows
Equity Market Impact
Fixed Income Flows
Fixed Income Market Impact

AUM Drivers
$ in millions
$230.7
$996.1
Total Change
($millions)
$32,394.3
$32,163.5
Total AUM
($millions)
Institutional Investment Management

$1,858.5 $31,167.4
($1,767.0) $30,627.3
$550.7 $31,178.1

Billions
$0.1
$10.2
$0.8
$0.6
$8.1
$0.6
$10.3
$0.6
$8.2
$0.8
$11.4
$0.9
$10.4
$2.8
$12.6
$3.2
$12.6
$2.9
$18.1
$2.4
$7.8
2010
2011
2012
2013
2014
Equity Mutual Funds
Equity Institutional & Other
Money Market
Fixed Income Institutional & Other
Fixed Income Mutual Funds

Total AUM $31.2B $19.9B $19.7B Institutional Investment Management 24 $23.5B $31.2B

32.4%
30.8%
18.2%
10.0%
4.2%
4.4%
AUM by Strategy – As of December 31, 2014
Equity Strategies
International
Mid Cap
International ADR
Emerging Markets
Global
Small Cap
Other:

Fixed Income Strategies
Core Plus
Low Duration
Long Duration
Core
Intermediate
Unconstrained
Unconstrained UCITS
Real Return
Equity Fixed Income
67%
33%
56.1%
37.2%
3.7%
2.6%
0.4%
Other:
Large Cap
Equity Opportunity
Global Aggregate

4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14
4Q'14

$1.08
$1.31
$1.36
$1.29
$1.26
$1.58
$1.48
$1.37 $1.38
$1.79
$1.72
$1.64
$1.63
$2.10
$2.18
$2.11
$2.08
$14.6
$14.2
$15.7
$15.9
$18.0
Purchase Volume ($ billions) Interchange ($ millions)
Payment Solutions
Total Card Purchase Volume & Interchange Revenue

Durbin
effective
Credit and debit card purchase
volume increased 27.3% vs. 4Q’13
to $2.1 billion and for the full year
reached nearly $8.5 billion
HSA deposits and assets grew by
42.8% vs. 4Q’13 to $917.5 million
The number of Health Savings
Accounts increased by 34.4% year-
over-year and now stands at more
than 588,000
4   Quarter 2014 Highlights
th
% Change % Change
Y/Y Y/Y
2014 2013 2014 2013
Net interest income 52,251 $   45,832 $     14.0% 14,003 $    11,505 $       21.7%
Provision for loan losses 7,825 11,965 -34.6% 1,383 2,235 -38.1%
Noninterest income 84,477 74,223 13.8% 21,479 17,737 21.1%
Noninterest expense 94,177 86,746 8.6% 26,507 23,121 14.6%
NI before taxes 34,726 21,344 62.7% 7,592 3,886 95.4%
Income tax expense 9,311 6,739 38.2% 2,029 1,271 59.6%
Net income 25,415 $   14,605 $     74.0% 5,563 $     2,615 $         112.7%
pre-tax profit margin 25.4% 17.8% 21.4% 13.3%
3 mos Ended
December 31, December 31,
12 mos Ended
Payment Solutions Segment Results $ in 000s, unaudited

4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14
4Q'14

8.9%
16.9%
23.4%
22.7%
32.5%
37.7% 41.0%
$252.3
$512.2
$461.2
$393.8
$350.0
$682.2
$536.4
$448.0
$421.4
$881.3
$748.6
$680.2
$649.1
$1,150.0
$1,152.1
$1,082.9
$1,052.3
0.41%
0.40%
0.42%
0.32%
0.28%
0.20%
0.25%
0.30%
0.35%
0.40%
0.45%
Virtual Card Volume Other Healthcare Volume Effective Interchange Rate *
Payment Solutions

Healthcare Purchase Volume Trends
$millions
* Interchange revenue from Healthcare cards divided by purchase volume on Healthcare cards

$84.2
$125.1
$169.8
$255.2
$298.5
$399.6
$595.0
$841.7
$16.7
$15.4
$20.9
$24.7
$24.9
$30.9
$47.4
$75.8
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
HSA $ Deposits (in millions) HSA $ Assets (in millions)
Payment Solutions

Healthcare Deposits and Assets
$millions
$36.6M
$65.8M
$100.8M
$140.5M
$190.7M
$279.9M
$323.3M
$430.5M
$642.4M
$917.5M
Healthcare
provided
6.2% of Total
Avg. Deposits
in 2014

Asset Servicing

Assets Under Administration
$billions
Assets in the IMST increased 99% year-
over-year and now stand at $11.8 billion.
The number of funds serviced grew by
143 in the past 12 months, an increase of
nearly 14%
UMB Fund Services was named “Best
Administrator – Liquid Alternatives” at
HFMWeek’s 2014 US Hedge Fund
Services Awards in November
4   Quarter 2014 Highlights
th
% Change % Change
Y/Y Y/Y
2014 2013 2014 2013
Net interest income 5,450 $     2,357 $       131.2% 1,049 $     545 $            92.5%
Noninterest income 88,762 80,633 10.1% 22,177 20,572 7.8%
Noninterest expense 75,676 72,789 4.0% 19,980 18,643 7.2%
NI before taxes 18,536 10,201 81.7% 3,246 2,474 31.2%
Income tax expense 5,033 4,170 20.7% 877 1,116 -21.4%
Net income 13,503 $   6,031 $       123.9% 2,369 $     1,358 $         74.4%
pre-tax profit margin 19.7% 12.3% 14.0% 11.7%
3 mos Ended
December 31, December 31,
12 mos Ended
Asset Servicing Segment Results $ in 000s, unaudited

Asset Servicing
Fund Accounting & Administration Alternative Asset Servicing
Custody Transfer Agency

$30.5
$35.9
$44.1
$63.0
$72.1

249
2010 2011 2012 2013 2014
Assets Under Administration # of Funds Serviced
$21.3
$24.7
$26.3
$27.9
$31.5
406
467
532
514
579
2010 2011 2012 2013 2014
Assets Under Administration # of Funds Serviced
$101.4
$115.6
$54.9
$68.0
$62.4
470
499
443
411
454
2010 2011 2012 2013 2014
Assets Under Administration # of Custody Accounts
554.9
802.4
946.8
1,280.1
1,111.2

2010 2011 2012 2013 2014
# of Shareholders # of Funds Serviced

Strengths We are Leveraging
Diversified
revenue
Growing fee
businesses
Leadership
Success building a smartly
diversified financial services
company
Building scale through
strategic acquisitions
Professional management
teams leading highly engaged
workforce across the footprint
31

Building a company for the next 100 years. UMB Financial Fourth Quarter & Year-End 2014